UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Section 240.14a-12

Inland Real Estate Income Trust, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

1) EMAIL TEMPLATE –Follow Up to Calls to Broker-Dealer Representatives

Dear <Advisor>

Thank you for agreeing to discuss the important proposed Inland Real Estate Income Trust, Inc. charter changes with your invested clients. Among other reasons for the proposed changes detailed in the company’s proxy materials, in anticipation of a potential listing of our stock for public trading, the proposed changes are intended to align the charter with those of publicly traded REITs.

Investors can access proxy materials and vote quickly and easily at https://go.inland-investments.com/ireit-proxy and at www.proxyvote.com. If you or your clients have questions about voting or need control number information, please call our proxy solicitor, Broadridge, at 1-877-777-4575.

Thank you in advance for your support.

Sincerely,

< Signature>

For Broker-Dealer Use Only.  Dissemination to prospective investors prohibited. This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker-dealers authorized to do so.

An investment in Inland Real Estate Income Trust, Inc.’s shares involves significant risks. You may visit our website at https://inland-investments.com/inland-income-trust/risk-factors to see a summary of some of the significant risks relating to an investment in our shares.

Cautionary Note Regarding Forward-Looking Statements.  Certain statements in this communication and the related proxy materials constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The statements may be identified by terminology such as “potential,” “may,” “can,” “would,” “will,” “expect,” “intend” and “intent,” “estimate,” “in anticipation,” “plan,” “seek,” “appear,” and “believe.”  Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic, stock market and commercial real estate market conditions, the effects of the COVID-19 pandemic and measures taken to combat it, competition with our tenants from internet businesses, unforeseen events affecting the commercial real estate industry, retail real estate, or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2020, filed on March 18, 2021, and subsequent Form 10-Qs on file with the SEC.  You should exercise caution when considering forward-looking statements and not place undue reliance on them.  Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in forward-looking statements.  Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this letter. We intend for forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

This material has been distributed by Inland Securities Corporation, member FINRA/SIPC.

2) EMAIL TEMPLATE – Follow Up to Voicemails Left for Broker-Dealer Representatives

Dear <Advisor>

I am sorry I missed you today. I left you a voice mail outlining important proposed charter changes for Inland Real Estate Income Trust, Inc. – and we need your help! Please discuss these important proposed charter changes with your invested clients and encourage them to vote their shares – no matter how many shares they own and even if they have never voted in past years.

Among other reasons for the proposed changes detailed in the company’s proxy materials, in anticipation of a potential listing of our stock for public trading, the proposed changes are intended to align the charter with those of publicly traded REITs. Below are a few of the important points to consider regarding this urgent matter:

•	Our goal, as expressed in our strategic plan for the Company, is to provide a liquidity event for stockholders.
•

We believe that the proposed charter changes are in the best interest of the Company and making the proposed changes will provide the Company with greater flexibility in operating and pursuing liquidity opportunities.

•	Our Board of Directors, including each of our independent Directors, recommends a vote FOR all of the proposed charter amendments.
•

We intend to continue to solicit votes in favor of these proposals, and the cost of these solicitations will be borne by the Company. A prompt response could help us meet stockholder approval requirements before our meeting date, thereby reducing the risk of meeting adjournments and additional solicitation expenses.

Investors can access proxy materials and vote quickly and easily at https://go.inland-investments.com/ireit-proxy and at www.proxyvote.com. If you or your clients have questions about voting or need control number information, please call our proxy solicitor, Broadridge, at 1-877-777-4575.

Thank you in advance for your support.

Sincerely,

< Signature>

For Broker-Dealer Use Only.  Dissemination to prospective investors prohibited. This is neither an offer to sell nor a solicitation of an offer to buy any security, which can be made only by a prospectus, as supplemented, which has been filed or registered with appropriate state and federal regulatory agencies, and sold only by broker-dealers authorized to do so.

An investment in Inland Real Estate Income Trust, Inc.’s shares involves significant risks. You may visit our website at https://inland-investments.com/inland-income-trust/risk-factors to see a summary of some of the significant risks relating to an investment in our shares.

Cautionary Note Regarding Forward-Looking Statements.  Certain statements in this communication and the related proxy materials constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The statements may be identified by terminology such as “potential,” “may,” “can,” “would,” “will,” “expect,” “intend” and “intent,” “estimate,” “in anticipation,” “plan,” “seek,” “appear,” and “believe.”  Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic, stock market and commercial real estate market conditions, the effects of the COVID-19 pandemic and measures taken to combat it, competition with our tenants from internet businesses, unforeseen events affecting the commercial real estate industry, retail real estate, or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2020, filed on March 18, 2021, and subsequent Form 10-Qs on file with the SEC.  You should exercise caution when considering forward-looking statements and not place undue reliance on them.  Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described in forward-looking statements.  Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this letter. We intend for forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

This material has been distributed by Inland Securities Corporation, member FINRA/SIPC.